THE STANLEY WORKS AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Fourth Quarter		Year to Date
	2004	2003	2004	2003
NET SALES	$802.9	$688.3	$3,043.4	$2,530.6
COSTS AND EXPENSES
Cost of sales	509.4	466.4	1,931.1	1,673.0
Selling, general and administrative	183.1	151.8	694.3	615.5
Interest-net	9.8	6.7	34.4	27.9
Other-net	19.8	26.2	54.5	91.6
	722.1	651.1	2,714.3	2,408.0

EARNINGS FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	80.8	37.2	329.1	122.6
Income taxes	15.6	8.3	88.9	31.7

NET EARNINGS FROM CONTINUING OPERATIONS	$65.2	$28.9	$240.2	$90.9

Earnings from discontinued operations (including gain
on disposals of $38.5 million on the quarter and of $180.7 million year to date)	40.6	9.4	195.9	28.2
Income taxes on discontinued operations	17.7	3.7	69.2	11.2

NET EARNINGS FROM DISCONTINUED OPERATIONS	22.9	5.7	126.7	17.0
NET EARNINGS	$88.1	$34.6	$366.9	$107.9

BASIC EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.79	$0.35	$2.93	$1.08
Discontinued operations	0.28	0.07	1.54	0.20

Total basic earnings per share of common stock	$1.07	$0.42	$4.47	$1.28

DILUTED EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.77	$0.35	$2.85	$1.07
Discontinued operations	0.27	0.07	1.50	0.20

Total diluted earnings per share of common stock	$1.04	$0.42	$4.36	$1.27

DIVIDENDS PER SHARE	$0.28	$0.26	$1.08	$0.99

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	82,487	81,514	82,058	84,143

Diluted	85,020	82,572	84,244	84,839

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THE STANLEY WORKS AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	January 1, 2005	January 3, 2004
ASSETS
Cash and cash equivalents	$250.0	$204.4
Accounts receivable	595.8	462.8
Inventories	414.3	361.6
Other current assets	102.4	97.0
Assets held for sale	1.4	110.3

Total current assets	1,363.9	1,236.1

Property, plant and equipment	398.9	392.5
Goodwill and other intangibles	924.8	629.2
Other assets	184.8	166.0

Total assets	$2,872.4	$2,423.8

LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$102.5	$157.7
Accounts payable	301.2	222.2
Accrued expenses	436.0	314.3
Liabilities held for sale	—	62.5

Total current liabilities	839.7	756.7

Long-term debt	481.8	534.5
Other long-term liabilities	340.1	274.0
Shareowners’ equity	1,210.8	858.6

Total liabilities and shareowners’ equity	$2,872.4	$2,423.8

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THE STANLEY WORKS AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

	Fourth Quarter		Year to Date
	2004	2003	2004	2003
OPERATING ACTIVITIES
Net earnings	$88.1	$34.6	$366.9	$107.9
Depreciation and amortization	24.7	21.0	95.0	86.5
Reclassify net proceeds from sale of businesses to
investing activities	(75.4)	—	(204.9)	—
Changes in working capital and other	91.0	142.1	114.5	269.9

Net cash provided by operating activities	128.4	197.7	371.5	464.3
INVESTING AND FINANCING ACTIVITIES
Capital and software expenditures	(18.4)	(11.7)	(54.8)	(39.4)
Proceeds (taxes paid) from sale of businesses	75.4	—	204.9	—
Business acquisitions	(43.2)	(1.4)	(301.2)	(22.3)
Cash dividends on common stock	(22.8)	(21.1)	(89.4)	(86.1)
Other	(125.7)	(128.7)	(85.4)	(233.8)

Net cash used in investing and financing activities	(134.7)	(162.9)	(325.9)	(381.6)
Increase(Decrease) in Cash and Cash Equivalents	(6.3)	34.8	45.6	82.7
Cash and Cash Equivalents, Beginning of Period	256.3	169.6	204.4	121.7

Cash and Cash Equivalents, End of Period	$250.0	$204.4	$250.0	$204.4

Free Cash Flow Computation
Operating Cash Flow	$128.4	$197.7	$371.5	$464.3
Less: capital and software expenditures	(18.4)	(11.7)	(54.8)	(39.4)

Free Cash Flow from Operations (before dividends)	$110.0	$186.0	$316.7	$424.9

Free cash flow is defined as cash flow from operations less capital expenditures; the company believes this is an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners.

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THE STANLEY WORKS AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Fourth Quarter		Year to Date
	2004	2003	2004	2003
BUSINESS SEGMENTS
Net Sales
Consumer products	$296.2	$275.5	$1,073.1	$958.2
Industrial tools	331.7	285.7	1,292.5	1,098.3
Security solutions	175.0	127.1	677.8	474.1

Consolidated	$802.9	$688.3	$3,043.4	$2,530.6

Operating Profit
Consumer products	$49.4	$47.3	$175.4	$149.4
Industrial tools	34.1	5.4	131.9	17.0
Security solutions	26.9	17.4	110.7	75.7

Consolidated	$110.4	$70.1	$418.0	$242.1

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THE STANLEY WORKS AND SUBSIDIARIES
Consolidated Statements of Operations and Business Segment Information
Reconciliation to GAAP Earnings
Fourth Quarter 2003
(Unaudited, Millions of Dollars Except Per Share Amounts)

	2003
		(a)
	Pro-forma Excludes Charges	Charges	Reported

Net sales	$688.3	$—	$688.3
Cost of sales	453.8	12.6	466.4

Gross Margin	234.5	(12.6)	221.9
	34.1%		32.2%
Selling, general & administrative	144.8	7.0	151.8

	21.0%		22.1%
Subtotal	89.7	(19.6)	70.1
	13.0%		10.2%
Interest, net	6.7	—	6.7
Other, net	8.5	17.7	26.2
Earnings from continuing operations before income taxes	74.5	(37.3)	37.2
Income taxes	20.2	(11.9)	8.3

	27.1%		22.3%
Net earnings from continuing operations	$54.3	$(25.4)	$28.9
Earnings from discontinued operations	9.4	—	9.4
Income taxes on discontinued operations	3.7	—	3.7

Net earnings	$60.0	$(25.4)	$34.6

Average shares outstanding (diluted, in thousands)	82,572	82,572	82,572
Earnings per share (diluted)	$0.73	$(0.31)	$0.42

BUSINESS SEGMENTS
Net sales
Consumer products	$275.5	$—	$275.5
Industrial tools	285.7	—	285.7
Security solutions	127.1	—	127.1

Consolidated	$688.3	$—	$688.3

Operating profit (loss)
Consumer products	$47.4	$(0.1)	$47.3
Industrial tools	24.8	(19.4)	5.4
Security Solutions	17.5	(0.1)	17.4

Consolidated	$89.7	$(19.6)	$70.1

Interest, net	6.7	—	6.7
Other, net	8.5	17.7	26.2
Earnings from continuing operations before income taxes	$74.5	$(37.3)	$37.2

(a) Includes $37.3 million of pre-tax Operation 15 restructuring costs, asset impairment charges and other exit costs. Aggregate restructuring charges of $17.4 million include the following: $11.5 million attributable to asset impairments, $3.1 million in severance and related benefits for headcount reductions pertaining to Operation 15 initiatives, and $2.5 million other. Cost of sales reflects a $12.6 million inventory charge associated with the planned closure of a U. S. distribution facility. Costs of $7.0 million and $0.6 million related to the Mac Direct retail channel exit and other Operation 15 costs are classified in SG&A and Other, net, respectively.

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THE STANLEY WORKS AND SUBSIDIARIES
Consolidated Statements of Operations and Business Segment Information
Reconciliation to GAAP Earnings
Year 2003
(Unaudited, Millions of Dollars Except Per Share Amounts)

	2003
		(a)
	Pro-forma Excludes Charges	Charges	Reported

Net sales	$2,530.6	$—	$2,530.6
Cost of sales	1,653.4	19.6	1,673.0

Gross Margin	877.2	(19.6)	857.6
	34.7%		33.9%
Selling, general & administrative	578.3	37.2	615.5

	22.9%		24.3%
Subtotal	298.9	(56.8)	242.1
	11.8%		9.6%
Interest, net	27.9	—	27.9
Other, net	29.9	61.7	91.6
Earnings from continuing operations before income taxes	241.1	(118.5)	122.6
Income taxes	69.6	(37.9)	31.7

	28.9%		25.9%
Net earnings from continuing operations	$171.5	$(80.6)	$90.9
Earnings from discontinued operations	28.2	—	28.2
Income taxes on discontinued operations	11.2	—	11.2

Net earnings	$188.5	$(80.6)	$107.9

Average shares outstanding (diluted, in thousands)	84,839	84,839	84,839
Earnings per share (diluted)	$2.22	$(0.95)	$1.27

BUSINESS SEGMENTS
Net sales
Consumer products	$958.2	$—	$958.2
Industrial tools	1,098.3	—	1,098.3
Security solutions	474.1	—	474.1

Consolidated	$2,530.6	$—	$2,530.6

Operating profit (loss)
Consumer products	$153.0	$(3.6)	$149.4
Industrial tools	68.6	(51.6)	17.0
Security Solutions	77.3	(1.6)	75.7

Consolidated	$298.9	$(56.8)	$242.1

Interest, net	27.9	—	27.9
Other, net	29.9	61.7	91.6
Earnings from continuing operations before income taxes	$241.1	$(118.5)	$122.6

(a) Includes $118.5 million of pre-tax Operation 15 restructuring costs, asset impairment charges, other exit costs and Chief Executive Officer (CEO) retirement costs. Aggregate charges of $52.7 million arising from the Mac Direct retail channel exit are classified as follows: Cost of sales - $7.0 million; SG&A – 26.1 million; Other, net — $9.5 million; and Restructuring and asset impairment charges — $10.1 million. Cost of sales also reflects a $12.6 million inventory charge related to the planned closure of a U. S. distribution facility. In addition, $7.6 million in compensation and benefit costs associated with the CEO’s announced retirement plans and $3.5 million other are classified in SG&A. Restructuring and asset impairment charges, aside from the $10.1 million for Mac Direct, are comprised of the following: asset impairments of $21.9 million, contract termination charges of $2.8 million, and $17.4 million mainly attributable to severance and related benefits for Operation 15 headcount reduction initiatives.

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